UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 25, 2023

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2023, Ares Capital Corporation (the “Company”), its investment adviser, Ares Capital Management LLC (“Ares Capital Management”) and its administrator, Ares Operations LLC (“Ares Operations”) entered into (a) an equity distribution agreement with Jefferies LLC (“Jefferies”) and (b) an equity distribution agreement with Mizuho Securities USA LLC (“Mizuho”), in each case, on the same terms as the equity distribution agreement, dated April 25, 2023 (the “Truist Equity Distribution Agreement”), entered into with Truist Securities, Inc. (“Truist”) and the equity distribution agreement, dated April 25, 2023 (the “Regions Equity Distribution Agreement”), entered into with Regions Securities LLC (“Regions,” and together with Jefferies, Mizuho and Truist, the “Sales Agents”) for the purpose of adding Jefferies and Mizuho as additional Sales Agents under the Company’s existing “at the market” program equity offering (as described below). The equity distribution agreements with the Sales Agents described in the preceding sentence are collectively referred to herein as the “Equity Distribution Agreements.”

Further details regarding the Equity Distribution Agreements and the “at the market” program equity offering are set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2023, which is incorporated by reference herein.

The foregoing description is only a summary of the material provisions of the Equity Distribution Agreements and does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Equity Distribution Agreements, filed as Exhibit 10.1 and Exhibit 10.2 for Jefferies and Mizuho, respectively, to this Current Report on Form 8-K and as Exhibit 10.1 and 10.2 for Regions and Truist, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on April 25, 2023, incorporated by reference herein.

The Shares, if any, will be issued and sold pursuant to the Company’s Registration Statement on Form N-2ASR (File No. 333-256733) that was filed with the SEC on June 3, 2021, the prospectus supplement, dated as of April 25, 2023 (the “Prospectus Supplement”), and supplement no. 1 to the Prospectus Supplement, dated as of July 25, 2023, as each may be further supplemented from time to time.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 1.02 Termination of a Material Definitive Agreement.

On July 25, 2023, the Company provided written notice to SMBC Nikko Securities America, Inc. (“SMBC”) of its election to terminate the equity distribution agreement, dated April 25, 2023 (the “SMBC Equity Distribution Agreement”), by and among the Company, Ares Capital Management, Ares Operations and SMBC. The termination of the SMBC Equity Distribution Agreement was effective as of July 25, 2023.

The material terms of the SMBC Equity Distribution Agreement are summarized in the Company’s Current Report on Form 8-K filed with the SEC on April 25, 2023, which is incorporated herein by reference. Such summary does not purport to be complete and is qualified in its entirety by reference to the full text of the SMBC Equity Distribution Agreement, filed as Exhibit 10.3 to the above-referenced Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Equity Distribution Agreement, dated as of July 25, 2023, among Ares Capital Corporation, Ares Capital Management LLC, Ares Operations LLC and Jefferies LLC

10.2	Equity Distribution Agreement, dated as of July 25, 2023, among Ares Capital Corporation, Ares Capital Management LLC, Ares Operations LLC and Mizuho Securities USA LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: July 25, 2023

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer